                                                                   EXHIBIT 10.33

                             SECURED PROMISSORY NOTE
                             -----------------------

$600,000.00                                         April 25, 2002
                                                    Greenwood Village, CO

         FOR VALUE RECEIVED, the undersigned James P. McCloskey ("Maker"), promises to pay to the order of RED ROBIN GOURMET BURGERS, INC., a Delaware corporation ("Holder"), which term shall include any subsequent holder of this Note, at 5575 DTC Parkway, Suite 110, Greenwood Village, Colorado 80111 (or at such other place as Holder shall designate in writing) in lawful money of the United States of America, the principal sum of Six Hundred Thousand Dollars ($600,000.00), with interest thereon commencing as of the date first written above at the rate (the "Interest Rate") described below.

         1. Interest Rate. The Interest Rate shall be equal to 100% of the long-term Applicable Federal Rate, for annual compounding, announced by the Internal Revenue Service and in effect on the date first set forth above. The parties agree that such rate is 4.65% for purposes of this Note. Interest shall be compounded annually.

         2. Outstanding Principal Balance. All references to the "Outstanding Principal Balance" shall mean the sum of Six Hundred Thousand Dollars ($600,000.00), less any principal repaid.

         3. Payments. The principal balance of Six Hundred Thousand Dollars ($600,000.00) shall be due and payable in full on the "Due Date." The Due Date shall be the first to occur of (1) June 26, 2006, or (2) the first date that the Maker is no longer employed by the Holder (or a subsidiary of the Holder). On the Due Date, the accrued interest on this Note shall also be due and payable.

         4. Application of Payments. All payments on this Note shall be applied first to the payment of accrued and unpaid interest, and then to the reduction of the Outstanding Principal Balance.

         5. Prepayment Right. Maker shall have the right to prepay at any time, in whole or in part, the Outstanding Principal Balance of this Note, without premium or penalty.

         6. Events of Default. Time is of the essence hereof. Upon the occurrence of any of the following events (the "Events of Default"):

            (a) Failure of Maker to pay any portion of the Outstanding Principal Balance or any portion of the accrued interest thereon when due;

            (b) Default by Maker in the performance of any other obligation of Maker under this Note;

            (c) Debtor ceases to be employed by Holder or one of its subsidiaries; or

                  (d) Default by Maker in the performance of any obligation under that certain Option Exercise Agreement (the "Option Exercise Agreement") of even date herewith between Maker and Holder, under that certain Pledge Agreement of even date herewith between Maker and Holder, or under any other document delivered by Maker in connection with the Option Exercise Agreement;

then if Maker does not fully cure any Event of Default within five (5) days of the date written notice is given by Holder to Maker (at Maker's address set forth below his signature), payment of the entire Outstanding Principal Balance and accrued interest on this Note shall, at the option of Holder, be accelerated and shall be immediately due and payable without notice or demand. In such event, Holder shall have the right, in addition to all other rights and remedies hereunder or under any other document, to foreclose or to require foreclosure of any or all liens securing the payment hereof.

         7. Default Rate. In the event that Maker fails to pay any portion of the Outstanding Principal Balance or any portion of the accrued interest thereon when due, the amount past due and unpaid shall bear interest at an annual rate (the "Default Rate") equal to the greater of: (i) the Interest Rate; or (ii) the lesser of (a) twelve percent (12%) per annum or (b) the rate established by the Federal Reserve Bank of San Francisco on advances to member banks under Sections 13 and 13(a) of the Federal Reserve Act in effect on the twenty-fifth (25th) day of the month immediately preceding the date of this Note plus five percent (5%) per annum or (c) the maximum rate that may be charged under applicable law; computed from the Due Date on which said amount was due and payable until paid. The charging or collecting of interest at the Default Rate shall not limit any of Holder's other rights or remedies under this Note.

         8. Governing Law. Maker, and each endorser and cosigner of this Note, acknowledges and agrees that this Note is made and is intended to be paid and performed in the State of Colorado and the provisions hereof will be construed in accordance with the laws of the State of Colorado and, to the extent that federal law may preempt the applicability of state laws, federal law. Maker, and each endorser and cosigner of this Note further agree that upon the occurrence of a default, this Note may be enforced in any court of competent jurisdiction in the State of Colorado, and they do hereby submit to the jurisdiction of such courts regardless of their residence.

         9. Remedies Cumulative; Waiver. The remedies of Holder as provided herein shall be cumulative and concurrent, and may be pursued singularly, successively or together, in the sole discretion of Holder, and may be exercised as often as occasion therefor shall arise. No act of omission or commission of Holder, including specifically any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of the same; such waiver or release to be affected only through a written document executed by Holder and then only to the extent specifically recited therein. Without limiting the generality of the preceding sentence, acceptance by Holder of any payment with knowledge of the occurrence of a default by Maker shall not be deemed a waiver of such default, and acceptance by Holder of any payment in an amount less than the amount then due hereunder shall be an acceptance on account only and shall not in any way affect the existence of a default hereunder. A waiver or release with reference to any one event shall not be construed as continuing, as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to a subsequent event.

     10. Purpose of Loan. Maker certifies that the loan evidenced by this Note is obtained for business or commercial purposes and that the proceeds thereof shall not be used for personal, family, household or agricultural purposes.

     11. Miscellaneous Provisions.

         (a) Maker, and each endorser and cosigner of this Note expressly grants to Holder the right to release or to agree not to sue any other person, or to suspend the right to enforce this Note against such other person or to otherwise discharge such person; and Maker, and each endorser and cosigner agrees that the exercise of such rights by Holder will have no effect on the liability of any other person, primarily or secondarily liable hereunder. Maker, and each endorser and cosigner of this Note waives, to the fullest extent permitted by law, demand for payment, presentment for payment, protest, notice of protest, notice of dishonor, notice of nonpayment, notice of acceleration of maturity, diligence in taking any action to collect sums owing hereunder, any duty or obligation of Holder to effect, protect, perfect, retain or enforce any security for the payment of this Note or to proceed against any collateral before otherwise enforcing this Note, and the right to plead as a defense to the payment hereof any statute of limitations.

         (b) This Note shall be paid when due without deduction or setoff of any kind or nature whatsoever.

         (c) Maker agrees to reimburse Holder for all costs, including, without limitation, reasonable attorneys' fees, incurred to collect this Note if this
Note is not paid when due, including, but not limited to, attorneys' fees incurred in connection with any bankruptcy proceedings instituted by or against Maker (including relief from stay litigation).

         (d) If any provision hereof is for any reason and to any extent, invalid or unenforceable, then neither the remainder of the document in which such provision is contained, nor the application of the provision to other persons, entities or circumstances shall be affected thereby, but instead shall be enforceable to the maximum extent permitted by law.

         (e) This Note shall be a joint and several obligation of Maker, and of all endorsers and cosigners hereof and shall be binding upon them and their respective heirs, personal representatives, successors and assigns.

         (f) Maker may modify this Note in any manner that does not materially and adversely affect Holder. Except as provided in the preceding sentence, this Note may not be modified or amended orally, but only by a modification or amendment in writing signed by Holder and Maker.

         (g) Notwithstanding anything in the Option Exercise Agreement to the contrary, if any amount becomes due or payable from the Holder to the Maker under the Option Exercise Agreement (in connection with the Holder's repurchase of shares or otherwise), the Holder may, in its sole discretion and in lieu of making such payment to the Maker, treat such amount as a payment of the Maker against the interest and/or principal on this Note.

         (h) When the context and construction so require, all words used in the singular herein shall be deemed to have been used in the plural and the masculine shall include the feminine and neuter and vice versa. The word "person" as used herein shall include any individual, company, firm, association, partnership, corporation, trust or other legal entity of any kind whatsoever.

         (i) The headings of the paragraphs and sections of this Note are for convenience of reference only, are not to be considered a part hereof and shall not limit to otherwise affect any of the terms hereof.

         (j) In the event that at any time any payment received by Holder hereunder shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or shall otherwise be deemed to be due to any party other than Holder, then, in any such event, the obligation to make such payment shall survive any cancellation of this Note and/or return thereof to Maker and shall not be discharged or satisfied by any prior payment thereof and/or cancellation of this Note, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof, and the amount of such payment shall bear interest at the Default Rate from the date of such final order until repaid hereunder.

     12. Security. This Note is secured by a pledge of certain personal property of Maker as described more fully in that certain Pledge Agreement executed by Maker and Holder concurrently herewith.

     IN WITNESS WHEREOF, Maker has executed this Promissory Note as of the day and year first above written.

                                    "MAKER"


                                    /s/ James P. McCloskey
                                    ----------------------------------------
                                    Signature


                                    James P. McCloskey
                                    ----------------------------------------
                                    Print Name


                                    5235 South Logan Circle
                                    ----------------------------------------
                                    Address


                                    Greenwood Village, CO  80121
                                    ----------------------------------------
                                    City, State, Zip Code

                                PLEDGE AGREEMENT
                                ----------------

     THIS PLEDGE AGREEMENT ("Agreement") is made and entered into this 25th day of April, 2002, between RED ROBIN GOURMET BURGERS, INC., a Delaware corporation ("Secured Party"), and James P. McCloskey ("Debtor").

                                    RECITALS
                                    --------

     A. Concurrently herewith, Debtor has executed a certain Secured Promissory Note (the "Purchase Note") in the stated principal amount of Six Hundred Thousand Dollars ($600,000.00) in favor of Secured Party.

     B. The indebtedness of Debtor to Secured Party under the Purchase Note is hereinafter referred to as the "Indebtedness."

     C. It is the purpose and intent of the parties hereto to secure the payment by Debtor to Secured Party of the Indebtedness by a pledge of certain collateral, according to the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions set forth herein, the parties agree as follows:

     1. Debtor hereby grants to Secured Party a security interest in and to 300,000 shares of the Common Stock, par value $0.001 per share, of Red Robin Gourmet Burgers, Inc. which are evidenced by Share Certificate No. [199, 200, 201, 202, 203] ("Collateral") and does hereby deliver to and deposit the Collateral with the Board of Directors of Secured Party, together with a stock power duly executed in blank.

     During the term hereof, and subject to the provisions of this Agreement, Secured Party shall hold and retain the Collateral for the purpose of perfecting the security interest herein granted to Secured Party, and for the purpose of carrying out the provisions of this Agreement.

     2.   The Collateral shall secure the payment of the Indebtedness.

     3. Debtor warrants that Debtor is the sole lawful owner of the Collateral and that there is no lien or charge against, or encumbrance or security interest in, or adverse claim to, the Collateral, or any portion thereof, other than the security interest created pursuant to this Agreement and the Secured Party's rights pursuant to an Option Exercise Agreement of even date herewith between the Secured Party and Debtor. So long as there is any Indebtedness whatsoever owing to Secured Party, Debtor agrees to keep the Collateral free and dear of any and all liens, encumbrances, security interests (other than the security interest of Secured Party), adverse claims or interests.

     4. Any and all cash dividends and cash distributions during the term of this Agreement which derive from the Collateral shall be retained by Secured Party and treated as a prepayment by Debtor against the Indebtedness. In the event that Secured Party cannot or does not (for any reason) retain such cash dividends or cash distributions, Debtor shall promptly remit the amount of such dividends and distributions in cash to Secured Party to be treated as a prepayment by Debtor against the Indebtedness. As long as Debtor is not in default hereunder, Debtor shall retain all voting rights associated with the Collateral. After the occurrence of a default hereunder, Secured Party shall have all voting rights associated with the Collateral. Any securities or other property which are derived from the Collateral during the term of this Agreement (as a result of any non-cash dividend or other distribution of such securities or other property, conversion or exchange of or with respect to the Collateral) shall, regardless of whether Debtor is in default hereunder, be held by Secured Party as additional Collateral.

     5. Debtor shall be in default under this Agreement upon the happening of any of the following events:

          (a) Debtor fails to pay any portion of the Indebtedness when due, or commits a default under the Purchase Note, subject to any applicable grace or cure periods set forth therein.

          (b) Debtor fails to perform any other agreement or covenant under this Agreement within any applicable notice and/or "grace" periods specified herein, provided that if no notice or grace period is herein specified, Debtor shall have ten (10) days after notice thereof has been given within which to cure any such default;

          (c) All or any portion of the Collateral is seized or levied upon by writ of attachment, garnishment, execution or otherwise, and such seizure or levy is not released within thirty (30) days thereafter;

          (d) Debtor executes a general assignment for the benefit of his creditors, convenes any meeting of his creditors, becomes insolvent, admits in writing his insolvency or inability to pay his debts, or is unable to pay or is generally not paying his debts as they become due;

          (e) A receiver, trustee, custodian or agent is appointed to take possession of all or any portion of the Collateral or all or any substantial portion of Debtor's assets;

          (f) Any case or proceeding is voluntarily commenced by Debtor under any provision of the federal Bankruptcy Code or any other federal or state law relating to debtor rehabilitation, insolvency, bankruptcy, liquidation or reorganization, or any such case or proceeding is involuntarily commenced against Debtor and not dismissed within thirty (30) days thereafter;

          (g) Any representation made by Debtor in this Agreement shall have been untrue or incorrect in any material respect when made.

          Upon such default, Secured Party may, at its option, declare all Indebtedness to be immediately due and payable. Additionally, Secured Party shall have the rights and remedies set forth in Paragraph 6 below.

     6. Should Debtor default under this Agreement, Secured Party shall have all the rights and remedies afforded a secured party under Article 9 of the Uniform Commercial Code of Colorado and may, in connection therewith, also:

          (a) Require Debtor to assemble the Collateral and make its possession available to Secured Party at a place designated by Secured Party that is reasonably convenient to both Debtor and Secured Party; or

          (b) Sell, lease or otherwise dispose of the Collateral at public or private sale, in one or more sales, as a unit or in parcels, and at such time and place and on such terms as Secured Party may determine. Secured Party may be the purchaser of any or all of the Collateral at any public or private sale. If, at any time when Secured Party shall determine to exercise its right to sell all or any part of the Collateral and such Collateral, or the part thereof to be sold, it has been advised by legal counsel that the Collateral is subject to the Securities Act of 1933 as amended or any state securities laws, Secured Party in its sole and absolute discretion, is hereby expressly authorized to sell such Collateral, or any part thereof, subject to obtaining all required regulatory approvals, by private sale in such manner and under such circumstances as Secured Party may deem necessary or advisable in order that such sale may be effected legally without registration or qualification under applicable securities laws. Without limiting the generality of the foregoing, Secured Party, in its sole and absolute discretion, may approach and negotiate with a restricted number of potential purchasers to effect such sale or restrict such sale to a purchaser or purchaser who will represent and agree that such purchaser or purchasers are purchasing for his or their own account, for investment only, and not with a view to the distribution or sale of such Collateral or any part thereof. Any such sale shall be deemed to be a sale made in a commercially reasonable manner within the meaning of the Uniform Commercial Code of the State of Colorado and Debtor hereby consents and agrees that Secured Party shall incur no responsibility or liability for selling all or any part of the Collateral at a price which is not unreasonably low, notwithstanding the possibility that a higher price might be realized if the sale were public. Any public sale of any or all of the Collateral may be postponed from time to time by public announcement at the time and place last scheduled for the sale. Without limiting the generality of this Section 6, it shall conclusively be deemed to be commercially reasonable for Secured Party to direct any prospective purchaser of any or all of the Collateral to Debtor to ascertain all information concerning the status of Red Robin Gourmet Burgers, Inc. Secured Party's disposition of any or all of the Collateral in any manner which differs from the procedures specified in this Section 6 shall not be deemed to be commercially unreasonable; or

          (c) Propose to accept the Collateral after giving notice of such proposal to Debtor and to any other person with a security interest in the Collateral as required by and in accordance with Sections 4-9-620 and 4-9-621 of the Uniform Commercial Code of Colorado, or any applicable successor statute. Such acceptance shall discharge the obligation of Debtor with respect to the Indebtedness in accordance with Section 4-9-622 of the Uniform Commercial Code of Colorado or any applicable successor statute, provided that neither Debtor nor any other person with a security interest in the Collateral objects in writing to such proposal within twenty (20) days after receipt of such notice.

          The proceeds of any sale, lease or other disposition of the Collateral shall be applied in the manner and priority set forth in Section 4-9-615 of the Uniform Commercial Code of Colorado, or any applicable successor statute.

     7. In the event that legal action is instituted by either party to enforce his or its rights under this Agreement or any obligation secured hereby, the prevailing party in such action shall be entitled to recover from the losing party his or its reasonable attorneys' fees as determined by the Court.

     8.   Debtor waives any right to require the Secured Party to:

          (a)  Proceed against any person;

          (b)  Proceed against or exhaust any Collateral; or

          (c)  Pursue any other remedy in Secured Party's power.

          Debtor further authorizes the Secured Party, without notice or demand and without affecting its liability hereunder or on the Indebtedness, from time to time to:

          (d) Amend or modify the terms of the Purchase Note (with Debtor's consent to the extent required by the Purchase Note), including, but not limited to, any such amendment or modification which affects the Indebtedness.

          (e) Take and hold security, other than the Collateral herein described, for the payment of the Indebtedness or any part thereof, and exchange, enforce, waive, and release the Collateral herein described or any part thereof or any such other security.

          (f) Apply such Collateral or other security and direct the order or manner of sale thereof as Secured Party in its discretion may determine.

     9. (a) On the last business day of each fiscal quarter of Secured Party, Secured Party shall determine the value of the Collateral. The value of a share of any security means the daily closing price of such security on the NASDAQ National Market System (or other principal exchange on which shares of such security is listed or approved for trading) on such day or the most recent day on which such security traded if it did not trade on such last business day of the fiscal quarter. The daily closing price shall be the closing price, if reported, or, if the closing price is not reported, the average of the closing "bid" and "asked" prices as reported by NASDAQ (or other principal exchange). If the daily closing price per share of such security is determined during a period following the declaration of a dividend, distribution, recapitalization, reclassification or similar transaction, then the value shall be properly adjusted to take into account ex-dividend trading. In the event that a security is not traded on a national securities exchange, the Board of Directors of Secured Party shall determine the value of the security in good faith and such determination shall be final and conclusive on all parties.

          (b) If the value of the Collateral shall be less than the outstanding principal and accrued interest under the Purchase Note, then Secured Party may require Debtor to repay so much of the accrued interest as may be required to cause the value of the Collateral to equal the balance of the principal and accrued interest under the Purchase Note. If repaying some or all of the accrued interest does not reduce the amount remaining under the Purchase Note to the value of the Collateral, then Debtor shall also repay so much of the principal as may be necessary to cause the balance remaining under the Purchase Note to equal the value of the Collateral. Any amounts demanded by Secured Party pursuant to this Section 9 shall be due within 30 days following Debtor's receipt of Secured Party's written demand therefor.

     10. Neither the acceptance of any partial or delinquent payment by Secured Party nor Secured Party's failure to exercise any of its rights or remedies on default by Debtor shall be a waiver of the default, a modification of this Agreement or Debtor's obligations under this Agreement, or a waiver of any subsequent default by Debtor.

     11. All notices required or permitted to be given pursuant to this Agreement shall be in writing, and shall be delivered either personally, by overnight delivery service or by U.S. certified or registered mail, postage prepaid, return-receipt requested and addressed, if to the Secured Party to the attention of the Chairman of the Board of Directors of Secured Party, with a copy to the attention of the General Counsel, at its principal executive offices, or if to the Debtor to the Debtor's address as it appears below his signature hereto. The parties may change their addresses by giving notice of such change in accordance with this section. Notices sent by overnight delivery service shall be deemed received on the business day following the date of deposit with the delivery service. Mailed notices shall be deemed received upon the earlier of the date of delivery shown on the return-receipt, or the second business day after the date of mailing.

     12. Time is hereby expressly declared to be of the essence of this Agreement.

     13. This Agreement and each of its provisions shall be binding on the heirs, executors, administrators, successors, and assigns of each of the parties hereto. Nothing contained in this paragraph, however, shall be deemed a consent to the sale, assignment, or transfer of the Collateral by Debtor.

     14. This Agreement is made and entered into and shall be interpreted in accordance with the laws of the State of Colorado. Any action concerning this Agreement shall be commenced in a court of competent jurisdiction in the State of Colorado.

     15. Upon payment in full of the portion of the Indebtedness evidenced by the Purchase Note, this Agreement shall terminate and be of no further force or effect and Secured Party shall immediately deliver to Debtor the Collateral and the stock powers.

     16. Secured Party shall not be responsible for any damage or loss to the Collateral, or any part thereof, arising from act of God, flood, fire, or any other cause beyond the reasonable control of Secured Party.

     17. Secured Party shall not be liable to either party or to anyone else for actions taken (or omissions to act) which are within the scope of the authority of Secured Party under this Agreement, provided that such actions (or omissions to act) do not constitute bad faith, gross negligence or willful misconduct.

     18. Secured Party shall not be responsible in any manner whatsoever for any failure or inability of any of the parties hereto, or of anyone else, to perform or comply with the provisions of this Agreement, nor for the genuineness or accuracy of any notice received by Secured Party from any of the parties hereto.

     19. Upon the request of Secured Party, from time to time, Debtor agrees to execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, all such additional instruments, and agrees to perform any and all acts reasonably required to carry into effect the provisions and intent of this Agreement.

     20. In the event that the Collateral consists of securities traded on the NASDAQ National Market System or other national securities exchange and Debtor would (but for the restrictions on the Collateral imposed by this Agreement) be able to sell all or a portion of such Collateral on such system or exchange in compliance with all applicable law and in compliance with all other agreements to which Debtor is a party or otherwise bound, then Debtor may petition Secured Party to release, and Secured Party shall release, such portion of the Collateral consisting of such publicly-traded shares as Debtor may request in writing; provided (1) that the released portion of the Collateral shall be delivered only to a nationally-recognized broker identified by and for the account of Debtor, (2) that Debtor shall have previously given irrevocable written instructions to such broker (with a copy to Secured Party) to promptly sell such portion of the Collateral upon receipt by broker and promptly deliver to Secured Party (to be treated by Secured Party as a partial prepayment of the Indebtedness) a portion of the gross proceeds from such sale (such portion not to be less than the amount of the then-outstanding Indebtedness multiplied by a fraction, the numerator of which is the number of shares to be sold and the denominator of which is the total number of shares of that class composing the Collateral before the release of such shares from the Collateral). Secured Party's obligation under the preceding sentence is subject to the further conditions precedent that (1) Debtor shall provide such written assurances and representations to Secured Party as Secured Party may reasonably request to ensure compliance with the conditions of the preceding sentence, and (2) Debtor furnishes to Secured Party an opinion of counsel reasonably acceptable to Secured Party that the contemplated sale of all or a specified portion of the Collateral (at the time and on the terms specified and otherwise consistent with this Section 20) will be in compliance with all applicable law and in compliance with all other agreements to which Debtor is a party or otherwise bound.

                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

"DEBTOR"                                "SECURED PARTY"

                                        RED ROBIN GOURMET BURGERS, INC.
                                        a Delaware corporation
/s/ James P. McCloskey
---------------------------------
Signature


James P. McCloskey                      By: /s/ Michael J. Snyder
---------------------------------       ---------------------------------------
                                            Michael J. Snyder
Print Name


5235 South Logan Circle                 Its: Chief Executive Officer & President
---------------------------------          ------------------------------------
Address


Greenwood Village, CO  80121
---------------------------------
City, State, Zip Code

                                  STOCK POWER*

     For value received, James P. McCloskey (the Debtor identified in the related Pledge Agreement), hereby sells, assigns and transfers to ___________________________, an aggregate _______ shares of Common Stock, par value $0.001 per share, of Red Robin Gourmet Burgers, Inc., a Delaware corporation (the "Corporation"), represented by stock certificate number(s) ________________ to which this instrument is attached, and hereby irrevocably constitutes and appoints the Secretary of the Corporation as his/her attorney in fact and agent to transfer such shares on the books of the Corporation with full power of substitution in the premises.

Dated:  _______________


                                             /s/ James P. McCloskey
                                             --------------------------------
                                             Signature

                                             James P. McCloskey
                                             --------------------------------
                                             Print Name

______________________

* Instructions: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Corporation to exercise its repurchase right set forth in the related Option Exercise Agreement and/or its rights under the Pledge Agreement without requiring additional signatures from the Debtor.

                                IRREVOCABLE PROXY
                                -----------------

                                SECTION 1 - PROXY

     The undersigned, the owner of 300,000 shares of restricted Common Stock, par value $0.001 per share, of Red Robin Gourmet Burgers, Inc., a Delaware corporation (the "Corporation"), hereby appoints the Board of Directors of the Corporation to be proxy agent ("Proxy Agent") for the undersigned, with full power of substitution, with respect to all of such shares of Common Stock of the Corporation ("Proxy Shares").

     The Proxy Agent is authorized to vote all of the Proxy Shares on any matter submitted to a vote of stockholders of the Corporation at any stockholders meeting held on or after the date of this Proxy and prior to the termination of this Proxy.

     The Proxy Agent is further authorized to execute documents on behalf of the undersigned with respect to the Proxy Shares consenting to the taking of any action to be taken by the stockholders of the Corporation without a meeting and to exercise any and all other rights of a stockholder of the Corporation on or after the date of this Proxy and prior to the termination of this Proxy.

     Notwithstanding anything herein to the contrary, this Proxy may only be exercised by Proxy Agent if the undersigned defaults (beyond any applicable notice and/or grace or cure period) under that certain Secured Promissory Note of even date herewith in the stated principal amount of Six Hundred Thousand Dollars ($600,000.00) (the "Purchase Note") executed by the undersigned in favor of the Corporation, under that certain Pledge Agreement of even date herewith executed by the Corporation and the undersigned, or under that certain Option Exercise Agreement of even date herewith executed by the Corporation and the undersigned.

                         SECTION 2 - OUTSTANDING PROXIES

     This Proxy revokes all proxies previously given by the undersigned to vote any of the Proxy Shares to any other person or entity.

                           SECTION 3 - IRREVOCABILITY

     This Proxy is coupled with an interest and is irrevocable.

                             SECTION 4 - TERMINATION

     This Proxy shall terminate upon the payment in full of the Purchase Note.

                               SECTION 5 - LEGEND

     The undersigned agrees to immediately place a legend on the share certificates evidencing the Proxy Shares which reflects the existence of this Proxy.

Dated:  April 25, 2002


                                        Signature: /s/ James P. McCloskey
                                                   -----------------------------

                                        Print Name: James P. McCloskey
                                                    ----------------------------


STATE OF COLORADO        )
                         )    ss.
COUNTY OF ARAPAHOE       )

     On April 25, 2002, before me, Kyle L. WhiteJohnson, Notary Public, personally appeared James P. McCloskey, personally known to me/proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person executed the instrument.

     WITNESS my hand and official seal.


                                        /s/ Kyle L. WhiteJohnson
                                        ----------------------------------------
                                        NOTARY PUBLIC

[SEAL]

                                      D-2